Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

23.   Subsequent events

On February 15, 2020, the Partnership paid a cash distribution of $15.0 million, or $0.44 per common unit, with respect to the three months ended December 31, 2019, equivalent to $1.76 per unit on an annualized basis.

On February 17, 2020, the Partnership paid a cash distribution of $3.7 million, or $0.546875 per Series A preferred unit, for the period commencing on November 15, 2019 to February 14, 2020.

On February 27, 2020, the Partnership exercised the right to cause Höegh LNG to charter the Höegh Gallant from the expiration or termination of the EgyptCo charter until July 2025. The Partnership intends to enter into a new time charter with Höegh LNG for the Höegh Gallant, the final terms of which are subject to approval by the Partnership’s conflicts committee and board of directors.

On March 26, 2020, the Partnership granted 8,100 phantom units to the CEO & CFO of the Partnership. One third of such phantom units vest as of November 30, 2021, 2022 and 2023, respectively.

After the balance sheet date, we have seen significant macroeconomic uncertainty as a result of the Coronavirus (COVID-19) outbreak. The scale and duration of this development remains uncertain and could materially impact our earnings and cash flow.

On April 1, 2020, the joint ventures and the charterer signed final settlement and release agreements related to the boil-off claim. The settlement amount is in line with the accrual made by the joint ventures. Accordingly, the accrual was unchanged as of December 31, 2019. Refer to note 18 for additional information on the terms of the settlement.